MARKET RELATED EXPOSURE	12 Months Ended
Dec. 31, 2020
MARKET RELATED EXPOSURE [Abstract]
MARKET RELATED EXPOSURE
NOTE 26.  MARKET RELATED EXPOSURE

26.1  Liquidity risk

The Technip Energies Group was integrated into the liquidity management system of TechnipFMC in years 2020, 2019 and 2018. The primary objectives of liquidity management consist of meeting the continuing funding requirements of TechnipFMC global operations with cash generated by such operations and TechnipFMC’s existing commercial paper program.

Cash pooling and external financing are largely centralized at TechnipFMC. Funds are provided to TechnipFMC companies, including the members of the Technip Energies Group, as needed on the basis of an “in-house banking” solution.

The financing requirements of TechnipFMC companies are determined based on the basis of short- and medium-term liquidity planning. The financing of TechnipFMC is controlled and implemented centrally on a forward-looking basis in accordance with the planned liquidity requirements or surplus. Relevant planning factors taken into consideration include operating cash flow, capital expenditures, divestments, margin payments and the maturities of financial liabilities.

Operating cash flows

Operating activities provided €836.8, €1,006.4 million and €507.1 million in 2020, 2019 and 2018, respectively. Our working capital balances can vary significantly depending on the payment and delivery terms on key contracts in our portfolio of projects. The year-over-year changes in operating cash flow were primarily due to the changes in trade receivables, net and contract assets, accounts payable trade, and net profit.

Investing cash flows

Investing activities used €52.0 million in 2020 primarily due to capital expenditures of €31.3 million.
Investing activities used €36.8 million in 2019 primarily due to capital expenditures of €37.2 million.
Investing activities used €11.7 million in 2018 primarily due to capital expenditures of €11.0 million and cash divested of €12.1 million, partially offset by cash acquired in business acquisitions of €9.4 million.

Financing cash flows

Financing activities used €1,315.4, €1,120.7 million and €992.5 million in 2020, 2019 and 2018, respectively. The increase in cash used for financing activities was primarily due to a €363.0 million increase in net distributions to TechnipFMC.
Financing activities used €992.5 million and €770.3 million in 2018 and 2017, respectively. The increase in cash used for financing activities was primarily due to a €606.6 million reduction in borrowings and an increase in repayments of commercial paper, partially offset by a €483.9 million decrease of net distributions to TechnipFMC.

Commercial paper program and Credit facility

Under the commercial paper program, the Technip Energies Group has the ability to access up to €1.0 billion of financing through its commercial paper dealers. The Technip Energies Group had €393.0 million, €580.0 million and €630.0 million of commercial paper issued under the facility at December 31, 2020, 2019 and 2018, respectively. Refer to Note 17 for more details.

The following is a summary of the credit facility at December 31, 2020:

(In millions)	Amount	Debt Outstanding	Commercial Paper Outstanding	Letters of Credit	Unused Capacity	Maturity
Five-year revolving credit facility	€1,000.0	€-	€393.0	€-	€607.0	January 2023

Our available capacity under our revolving credit facility is reduced by any outstanding commercial paper.

As of December 31, 2020, all restrictive covenants were in compliance under the revolving credit facility.

Undiscounted financial liabilities

The contractual, undiscounted repayment schedule of financial liabilities at December 31, 2020 is as follow:

(In millions)	2021	2022	2023	2024	2025	2026 and beyond	Total
Debt	€402.4	€-	€-	€-	€-	€-	€402.4
Accounts payable, trade	1,259.4	-	-	-	-	-	1,259.4
Derivative financial instruments	8.2	3.0	0.4				11.5
Redeemable financial liability	115.7	43.8	25.0	16.5			201.0
Due to TechnipFMC - Trade payable	73.5						73.5
Due to TechnipFMC - Loans	3.7						3.7
Total financial liabilities as of December 31, 2020	€1,862.9	€46.8	€25.4	€16.5	€-	€-	€1,951.5

The contractual, undiscounted repayment schedule of financial liabilities at December 31, 2019 is as follow:

(In millions)	2020	2021	2022	2023	2024	2025 and beyond	Total
Debt	€581.8	€-	€-	€-	€-	€-	€581.8
Accounts payable, trade	1,199.3	-	-	-	-	-	1,199.3
Derivative financial instruments	42.2	8.7	4.5	0.6	-		56.0
Redeemable financial liability	123.5	106.7	57.9	35.6	13.4	-	337.1
Due to TechnipFMC - Trade payable	20.3	-	-	-	-	-	20.3
Due to TechnipFMC - Loans	4.6	-	-	-	-	-	4.6
Total financial liabilities as of December 31, 2019	€1,971.7	€115.4	€62.4	€36.2	€13.4	€-	€2,199.1

The contractual, undiscounted repayment schedule of financial liabilities at December 31, 2018 is as follow:

(In millions)	2019	2020	2021	2022	2023	2024 and beyond	Total
Debt	€628.5	€-	€-	€-	€-	€-	€628.5
Accounts payable, trade	1,132.3	-	-	-	-	-	1,132.3
Derivative financial instruments	23.3	10.4	2.0	1.4	0.2	-	37.3
Redeemable financial liability	156.5	87.3	124.3	61.1	34.9	21.8	485.9
Due to TechnipFMC - Trade payable	74.8	-	-	-	-	-	74.8
Due to TechnipFMC - Loans	23.6	-	-	-	-	-	23.6
Total financial liabilities as of December 31, 2018	€2,039.0	€97.7	€126.3	€62.5	€35.1	€21.8	€2,382.4

26.2  Foreign currency exchange rate risk

The Technip Energies Group is integrated into the foreign currency risk management system of TechnipFMC. TechnipFMC conducts operations around the world in a number of different currencies. Many of the Technip Energies Group’s significant foreign subsidiaries have designated the local currency as their functional currency. Earnings are therefore subject to change due to fluctuations in foreign currency exchange rates when the earnings in foreign currencies are translated into Euros. The Technip Energies Group does not hedge this translation impact on earnings. A 10% increase or decrease in the average exchange rates of all foreign currencies at December 31, 2020, would have changed the Technip Energies Group’s revenue and profit (loss) before income taxes attributable to the Technip Energies Group by approximately €194.5 million and €28.5 million, respectively. A 10% increase or decrease in the average exchange rates of all foreign currencies at December 31, 2019, would have changed the Technip Energies Group’s revenue and profit (loss) before income taxes attributable to the Technip Energies Group by approximately €293.1 million and €22.3 million, respectively. A 10% increase or decrease in the average exchange rates of all foreign currencies at December 31, 2018, would have changed the Technip Energies Group’s revenue and profit (loss) before income taxes attributable to the Technip Energies Group by approximately €372.4 million and €2.3 million, respectively.

When transactions are denominated in currencies other than the respective functional currencies of the applicable subsidiaries of the Technip Energies Group, the Technip Energies Group manages these exposures through the use of derivative instruments. The Technip Energies Group primarily uses foreign currency forward contracts to hedge the foreign currency fluctuation associated with firmly committed and forecasted foreign currency denominated payments and receipts. The derivative instruments associated with these anticipated transactions are usually designated and qualify as cash flow hedges, and as such the gains and losses associated with these instruments are recorded in other comprehensive income until such time that the underlying transactions are recognized. Unless these cash flow contracts are deemed to be ineffective or are not designated as cash flow hedges at inception, changes in the derivative fair value will not have an immediate impact on results of operations since the gains and losses associated with these instruments are recorded in other comprehensive income. When the anticipated transactions occur, these changes in value of derivative instrument positions will be offset against changes in the value of the underlying transaction.
When an anticipated transaction in a currency other than the functional currency of an entity is recognized as an asset or liability on the statement of financial position, we also hedge the foreign currency fluctuation of these assets and liabilities with derivative instruments after netting the Technip Energies Group’s exposures worldwide. These derivative instruments do not qualify as cash flow hedges.
Occasionally, the Technip Energies Group enters into contracts or other arrangements containing terms and conditions that qualify as embedded derivative instruments and are subject to fluctuations in foreign exchange rates. In those situations, the Technip Energies Group enters into derivative foreign exchange contracts that hedge the price or cost fluctuations due to movements in the foreign exchange rates. These derivative instruments are not designated as cash flow hedges.

For foreign currency forward contracts hedging anticipated transactions that are accounted for as cash flow hedges, a 10% increase in the value of the Euro would have resulted in an additional gain of €0.2 million in the net fair value of cash flow hedges reflected in the combined statement of financial position at December 31, 2020, and an additional loss of nil, and €0.1 million in the net fair value of cash flow hedges reflected in the combined statement of financial position at December 31, 2019 and 2018 respectively.
For certain committed and anticipated future cash flows and recognized assets and liabilities that are denominated in a foreign currency the Technip Energies Group may choose to manage risk against changes in the exchange rates, when compared against the functional currency, through the economic netting of exposures instead of derivative instruments. Cash outflows or liabilities in a foreign currency are matched against cash inflows or assets in the same currency such that movements in exchange rates will result in offsetting gains or losses. Due to the inherent unpredictability of the timing of cash flows, gains and losses in the current period may be economically offset by gains and losses in a future period. All gains and losses are recorded in the combined statements of income in the period in which they are incurred. Gains and losses from the remeasurement of assets and liabilities are recognized in other income (expense).

26.3  Interest rate risk

The Technip Energies Group was generally financed using the TechnipFMC’s internal cash pooling system. Cash pooling balances earn and bear interest on normal market terms and conditions (rates of interest for specific maturities and currencies). Individual members of the Technip Energies Group that are not included in the TechnipFMC cash pool due to legal restrictions arrange financing independently or with discrete intercompany loans at arm’s length terms and conditions or deposit their excess liquidity with leading local banks.

The Technip Energies Group assesses effectiveness of forward foreign currency contracts designated as cash flow hedges based on changes in fair value attributable to changes in spot rates. The Technip Energies Group excludes the impact attributable to changes in the difference between the spot rate and the forward rate for the assessment of hedge effectiveness and recognizes the change in fair value of this component immediately in earnings. Considering that the difference between the spot rate and the forward rate is proportional to the differences in the interest rates of the countries of the currencies being traded, the Technip Energies Group has exposure in the unrealized valuation of its forward foreign currency contracts to relative changes in interest rates between countries in its results of operations.
Based on the Technip Energies Group’s portfolio as of December 31, 2020, the Technip Energies Group has material positions with exposure to interest rates in the United States, Canada, Australia, Brazil, the United Kingdom, Singapore, the European Community and Norway.

The Technip Energies Group’s fixed rate borrowings include commercial paper and loans due to TechnipFMC. There are no floating rate borrowings.

	As of December 31,
(In millions)	2020	2019	2018
Commercial paper (Note 17)	€393.0	€580.0	€630.0
Bank borrowings and other (Note 17)	9.4	3.4	-
Loans due to TechnipFMC (Note 25)	3.7	4.6	23.6
Total debt	€406.1	€588.0	€653.6

Sensitivity analysis as of December 31, 2020

As of December 31, 2020, the net short-term cash position of the Technip Energies Group (cash and cash equivalents, less short-term financial debts) amounted to €2,783.7 million. A 1% (100 basis points) increase in interest rates would generate an additional profit of €27.8 million before tax in the net cash position. A 1% (100 basis points) decrease in interest rates would generate a loss of the same amount.

Sensitivity analysis as of December 31, 2019

As of December 31, 2019, the net short-term cash position of the Technip Energies Group (cash and cash equivalents, less short-term financial debts) amounted to €2,976.8 million. A 1% (100 basis points) increase in interest rates would generate an additional profit of €29.8 million before tax in the net cash position. A 1% (100 basis points) decrease in interest rates would generate a loss of the same amount.
Sensitivity analysis as of December 31, 2018

As of December 31, 2018, the net short-term cash position of the Technip Energies Group (cash and cash equivalents, less short-term financial debts) amounted to €3,016.8 million. A 1% (100 basis points) increase in interest rates would generate an additional profit of €30.2 million before tax in the net cash position. A 1% (100 basis points) decrease in interest rates would generate a loss of the same amount.

26.4  Credit risk

Valuations of derivative assets and liabilities reflect the value of the instruments, including the values associated with counterparty risk. These values must also take into account the Technip Energies Group’s credit standing, thus including in the valuation of the derivative instrument the value of the net credit differential between the counterparties to the derivative contract. The methodology includes the impact of both counterparty and such entity’s own credit standing. Adjustments to derivative assets and liabilities related to credit risk were not material for any period presented.

By their nature, financial instruments involve risk, including credit risk, for non-performance by counterparties. Financial instruments that potentially subject the Technip Energies Group to credit risk primarily consist of trade receivables, contract assets, contractual cash flows from debt instruments (primarily loans), cash equivalents and deposits with banks, as well as derivative contracts. The Technip Energies Group manages the credit risk on financial instruments by transacting only with what management believes are financially secure counterparties, requiring credit approvals and credit limits, and monitoring counterparties’ financial condition. The maximum exposure to credit loss in the event of non-performance by the counterparty is limited to the amount drawn and outstanding on the financial instrument. The Technip Energies Group mitigates credit risk on derivative contracts by executing contracts only with counterparties that consent to a master netting agreement, which permits the net settlement of gross derivative assets against gross derivative liabilities.

Since January 1, 2018 the Technip Energies Group has applied the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables and contract assets. Refer to Note 1.5 for accounting policies on impairment of trade receivables during 2020, 2019 and 2018.

Credit risk exposure on trade receivables and contract assets using a provision matrix are set out as follows:

	December 31, 2020
	Days past due
	Current	Less than 3 months	3 to 12 Months	Over 1 year	Total Trade Receivables	Contract Assets
Net carrying amount	€664.1	€212.4	€85.8	€96.8	€1,059.1	€271.8
Weighted average expected credit loss rate	—	—	—	—	0.16%	0.16%

	December 31, 2019
	Days past due
	Current	Less than 3 months	3 to 12 Months	Over 1 year	Total Trade Receivables	Contract Assets
Net carrying amount	€632.1	€117.0	€11.4	€168.0	€928.5	€389.3
Weighted average expected credit loss rate	—	—	—	—	0.16%	0.16%

	December 31, 2018
	Days past due
	Current	Less than 3 months	3 to 12 Months	Over 1 year	Total Trade Receivables	Contract Assets
Net carrying amount	€766.9	€88.5	€60.6	€178.9	€1,094.9	€272.0
Weighted average expected credit loss rate	—	—	—	—	0.14%	0.14%